EXHIBIT 99.1

JOINT FILER INFORMATION

Other Reporting Person(s)

1.           HARBORVIEW MASTER FUND, L.P.

Item	Information
Name:	HARBORVIEW MASTER FUND, L.P.
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	March 1, 2011
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

	By:	Harborview Advisors, LLC
	Its:	General Partner

Signature:	By:	/s/ Richard Rosenblum
	Name:	Richard Rosenblum
	Title:	Managing Member

	Date:	March 2, 2011

2.           HARBORVIEW VALUE MASTER FUND, L.P.

Item	Information
Name:	HARBORVIEW VALUE MASTER FUND, L.P.
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	March 1, 2011
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

	By:	Harborview Advisors, LLC
	Its:	General Partner

Signature:	By:	/s/ Richard Rosenblum
	Name:	Richard Rosenblum
	Title:	Managing Member

	Date:	March 2, 2011

3.           RICHARD ROSENBLUM

Item	Information
Name:	RICHARD ROSENBLUM
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	March 1, 2011
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	Director, Officer and 10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ Richard Rosenblum
	Name:	Richard Rosenblum

	Date:	March 2, 2011

4.           DAVID STEFANSKY

Item	Information
Name:	DAVID STEFANSKY
Address:	850 Third Avenue, Suite 1801, New York, New York 10022
Designated Filer:	Harborview Advisors, LLC
Date of Event Requiring Statement (Month/Day/Year):	March 1, 2011
Issuer Name and Ticker or Trading Symbol:	Alliqua, Inc. [ALQA.OB]
Relationship of Reporting Person(s) to Issuer:	Director, Officer and 10% Owner
If Amendment, Date Original Filed (Month/Day/Year):	Not Applicable
Individual or Joint/Group Filing:	Form filed by More than One Reporting Person

Signature:	By:	/s/ David Stefansky
	Name:	David Stefansky

	Date:	March 2, 2011